Exhibit 10.1

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This AMENDMENT NO. 1 to CREDIT AGREEMENT, dated as of November 25, 2009 (this “Amendment”), is entered into among NALCO HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NALCO COMPANY, a Delaware corporation (the “U.S. Borrower”), each other Loan Party and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), and amends the Credit Agreement dated as of May 13, 2009 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among Holdings, the U.S. Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, and the other financial institutions party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the U.S. Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

(a) The following definition is added to Section 1.01 of the Credit Agreement in proper alphabetical order:

““Amendment No. 1 Effective Date” shall mean November 25, 2009, the date of effectiveness of Amendment No. 1 to this Agreement in accordance with the terms thereof.”

(b) Section 2.05(a) of the Credit Agreement is hereby amended by amending and restating the second sentence of such Section in its entirety with the following:

“In addition, subject to the terms and conditions set forth herein, the U.S. Borrower may request the issuance of Dollar Letters of Credit for its own account, for the account of any Subsidiary Loan Party or, subject to the proviso to Section 2.05(b)(ii), for the account of Mobotec, and the U.S. Borrower and each Foreign Subsidiary Borrower may request the issuance of Alternative Currency Letters of Credit for their own account and, after such time as Mobotec becomes a Wholly Owned Subsidiary, for the account of Mobotec, in each case in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time during the Availability Period and prior to the date that is five Business Days prior to the Revolving Facility Maturity Date.

(c) Section 2.05(b)(ii) of the Credit Agreement is hereby amended by:

(i) inserting “unless Mobotec is a Wholly Owned Subsidiary,” following “that” in the proviso to Section 2.05(b)(ii);

(ii) replacing the occurrence of “125.0” in Section 2.05(b)(ii) with “250.0”;

(d) Section 2.05(c)(x)(ii) of the Credit Agreement is hereby amended by replacing the occurrence of “50.0” in such Section with “100.0”;

(e) Section 2.22 of the Credit Agreement is hereby amended by:

(i) replacing the occurrence of “250.0” in the first sentence of such Section with “550.0”;

(ii) restating clause (A) of the first sentence of Section 2.22 as follows:

“(A) specify the date (an “Increased Amount Date”) on which the U.S. Borrower proposes that the New Term Commitments be made available for borrowing, which shall be a date not less than 5 Business Days after the date on which such notice is delivered to the Administrative Agent (unless waived by the Administrative Agent), and”;

(iii) inserting the following at the beginning of clause (8) of the second proviso of the second sentence of such Section: “other than with respect to up to $300.0 million of New Term Loans incurred to repay the Existing Senior Notes (it being understood that any remaining proceeds of such New Term Loans may be retained as cash),”; and

(iv) replacing the occurrence of “500.0” in clause (9) of the second proviso of the second sentence of such Section with “200.0” and inserting “; provided, that, Existing Senior Notes for which the U.S. Borrower has delivered on or before the date of such incurrence of New Term Loans irrevocable instructions to the trustee under the indenture governing such Existing Senior Notes to apply deposited money toward the payment or redemption of such Existing Senior Notes within 45 days of the date of the incurrence of such New Term Loans shall not be considered outstanding for purposes of this clause (9)” at the end of clause (9);

(f) Section 6.01(t) of the Credit Agreement is hereby amended by deleting the word “[Reserved]” therein and replacing it with:

“Indebtedness of the U.S. Borrower constituting Permitted Additional Notes incurred in order to consummate a Permitted Business Acquisition or assumed in connection with a Permitted Business Acquisition so long as (x) no Default or Event of Default has occurred and is continuing and (y) Holdings and the Borrowers would be in compliance on a Pro Forma Basis after giving effect to the incurrence of such Permitted Additional Notes with the Financial Performance Covenants as of the most recent Test Period for which financial statements were delivered pursuant to Sections 5.04(a) or (b);”

(g) Section 6.01(v) of the Credit Agreement is hereby amended by:

(i) replacing the occurrence of “250.0” in clause (x) of such Section with “550.0”; and

(ii) replacing the occurrence of “500.0” in clause (z) of such Section with “200.0” and inserting “; provided, that, Existing Senior Notes for which the U.S. Borrower has delivered on or before the date of the incurrence of such Future Secured Notes irrevocable instructions to the trustee under the indenture governing such Existing Senior Notes to apply deposited money toward the payment or redemption of such Existing Senior Notes within 45 days of the date of the incurrence of such Future Secured Notes shall not be considered outstanding for purposes of this clause (z)” at the end of clause (z);

(h) Section 6.04(l) of the Credit Agreement is hereby amended by replacing the occurrence of “150.0” with “250.0”;

(i) Section 6.04(m) of the Credit Agreement is hereby amended by replacing the occurrence of “350.0” with “750.0”;

(j) Section 6.09(b) of the Credit Agreement is hereby amended by:

(i) replacing the word “and” before clause (2) in the fourth parenthetical and replacing it with a comma; and

(ii) inserting the following at the end of the fourth parenthetical:

“and (3) so long as no Default or Event of Default has occurred and is continuing or would result therefrom and Holdings and the Subsidiaries shall be in compliance on a Pro Forma Basis after giving effect to such Junior Debt Repayment with the Financial Performance Covenants as of the most recent Test Period for which financial statements were delivered pursuant to Section 5.04(a) or (b), the U.S. Borrower may make Junior Debt Repayments in respect of the Existing Senior Notes within 180 days of the Amendment No. 1 Effective Date with up to $200.0 million of cash of the U.S. Borrower”

(k) Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.13. Secured Leverage Ratio. Permit the Secured Leverage Ratio on the last day of any fiscal quarter occurring in any period set forth below, to be in excess of the ratio set forth in Column A below for such period; provided, that following the incurrence by U.S. Borrower of at least $300.0 million of New Terms Loans to repay the Existing Senior Notes pursuant to Section 2.22, the ratios set forth in Column B below shall apply for each period subsequent to such repayment.

Period	Column A	Column B
June 30, 2009 – September 30, 2009	2.25 to 1.00	2.25 to 1.00
October 1, 2009 – September 30, 2010	2.00 to 1.00	2.30 to 1.00
October 1, 2010 – September 30, 2011	1.85 to 1.00	2.15 to 1.00
October 1, 2011 – Term Loan Maturity Date	1.60 to 1.00	2.00 to 1.00

(l) Schedule 6.01(a) of the Credit Agreement is hereby amended and restated in its entirety and replaced with Annex I to this Amendment.

Section 2. Consent. Pursuant to Section 1.05 of the Credit Agreement, the Administrative Agent, each Revolving Facility Lender and each Issuing Bank hereby agrees that Polish Złoty shall be designated as an Alternative Currency solely for purposes of the issuance of Alternative Currency Letters of Credit; provided, that not more than the Dollar Equivalent of $42.0 million in face amount of Alternative Currency Letters of Credit may be denominated in Polish Złoty.

Section 3. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 1 Effective Date”):

(i) Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by Holdings, the U.S. Borrower, the Administrative Agent, each Issuing Bank and the Required Lenders; provided that the consent set forth in Section 2 of this Amendment shall not become effective unless, in addition to the consent of the Administrative Agent and each Issuing Bank, the Administrative Agent shall have received this Amendment duly executed by each Revolving Facility Lender;

(ii) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent;

(iii) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(iv) Fees and Expenses. The U.S. Borrower shall have paid (i) to the Administrative Agent for the account of each Lender that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 12:00 noon, New York City time on November 24, 2009 (the “Consent Deadline”) equal to 0.075% of the sum of (x) of the Term Loans, if any, of such Lender at the Consent Deadline and (y) the Revolving Facility Commitment, if any, of such Lender at the Consent Deadline and (ii) the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP as counsel to the Agents in connection with this Amendment.

Section 4. Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the U.S. Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the U.S. Borrower and Holdings and constitutes the legal, valid and binding obligations of the U.S. Borrower and Holdings enforceable against the U.S. Borrower and Holdings in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the U.S. Borrower and Holdings enforceable against the U.S. Borrower and Holdings in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Amendment No. 1 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c) no Default or Event of Default has occurred and is continuing.

Section 5. Affirmation of Obligations.

The undersigned hereby (i) expressly acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

Section 6. Expenses

The U.S. Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.05 (Costs and Expenses) of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 7. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the U.S. Borrower, Lead Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 8. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. Governing Law

This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

Section 10. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

NALCO HOLDINGS LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

NALCO COMPANY, as the U.S. Borrower

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

Amendment No. 1 to Credit Agreement

OTHER LOAN PARTIES:

ADX CORP.

By:	/s/ K. Thomas Kodiak
	Name:	K. Thomas Kodiak
	Title:	President

CALGON LLC
NALCO CROSSBOW WATER LLC
NALCO DELAWARE COMPANY

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President and Secretary

MOBOTEC AB, INC.

NALCO INDUSTRIAL OUTSOURCING
COMPANY

NALCO ONE SOURCE LLC

NALCO PWS, INC.

NALCO RESOURCES INVESTMENT
COMPANY

NALCO LEASING CORPORATION

NALTECH, INC.

NALCO COMPANY LLC

NALCO ENERGY SERVICES MIDDLE EAST HOLDINGS, INC.

NALCO ENERGY SERVICES EQUATORIAL
GUINEA LLC

ONES WEST AFRICA LLC

VISCO PRODUCTS COMPANY

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Vice President

Amendment No. 1 to Credit Agreement

NALCO IP HOLDER LLC

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Manager and Secretary

NALCO TWO, INC.

By:	/s/ Stephen N. Landsman
	Name:	Stephen N. Landsman
	Title:	Secretary

NALCO GLOBAL HOLDINGS LLC
NALCO INTERNATIONAL HOLDINGS LLC

By:	/s/ Michael Murphy
	Name:	Michael Murphy
	Title:	Manager

Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Jeff Hallmark
Name: Jeff Hallmark
Title: Senior Vice President

Amendment No. 1 to Credit Agreement